Exhibit 99.1
Annual Shareholders’ Meeting May 4, 2023

ANNUAL MEETING OF SHAREHOLDERS I. Introduction – Robert A. Bull, Chairman II. Call to Order III. Welcome IV. Ascertain Presence of a Quorum – David R. Saracino, Secretary V. Proposal No. 1 – Election of Directors VI. Proposal No. 2 – Ratification of Independent Auditors VII. Proposal No. 3 – Advisory Vote on Executive Compensation VIII. Proposal No. 4 – Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation IX. Management Presentations I. Diane Rosler II. Elaine A. Woodland X. Questions XI. Results of Voting XII. Closing Comment/Adjournment

Introduction ➢ Welcome to our IN PERSON Annual Shareholders Meeting ➢ Our results for 2022 & 1st quarter 2023 will be made by our CFO, Diane Rosler. ➢ Our President and CEO, Elaine Woodland’s, presentation will address some of the highlights of 2022 and will address our plans for the future. ➢ We will conduct the normal business portion of the meeting. ➢ To supplement today's annual meeting, we will release a more detailed presentation of the meeting as part of the investor presentation on Form 8-K. ➢ Unlike our typical previous Annual Meetings, we will not be spending much time focusing on the past. You may find our results for 2022 in our 10-K filing and 1st Quarter 2023 in our 10-Q filing. These documents provide very detailed information.

First Keystone Corporation Board of Directors

First Keystone Corporation Director Emeriti DR. JOSEPH B. JEROME F. FABIAN CONAHAN, JR ROBERT E. BULL JOHN G. GERLACH

Diane C.A. Rosler Senior Vice President, Chief Financial Officer This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

$200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 2018 2019 2020 2021 2022 $584,960 $621,598 $684,132 $736,839 $807,169 $341,826 $306,810 $312,537 $413,805 $419,164 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2018 2019 2020 2021 2022 4.49% 4.78% 4.63% 4.49% 4.41% 3.47% 3.45% 3.05% 2.61% 3.02% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 $596,401 $583,740 $658,889 $807,970 $794,742 $165,341 $157,379 $95,791 $89,918 $141,450 Average Interest Bearing Deposits Average Borrowings Average Interest-Bearing Deposits and Borrowings (amounts in thousands)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2018 2019 2020 2021 2022 0.87% 1.14% 0.75% 0.39% 0.66% 2.07% 2.28% 1.48% 2.23% 2.58% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 2018 2019 2020 2021 2022 2.98% 2.95% 3.25% 3.08% 2.96% 3.18% 3.23% 3.46% 3.22% 3.19% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent)

$(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2018 2019 2020 2021 2022 $9,211 $10,227 $11,837 $14,688 $14,024 $459 $1,114 $1,577 $2,321 $2,294 $(65) $911 $(58) $323 $(846) Net Income After Taxes Tax Expense Net Securities Gain/Loss Net Income After Taxes, Tax Expense & Net Securities Gains/(Losses) (amounts in thousands)

3 Months Ended March 31, 2023 3 Months Ended March 31, 2022 % Change Cash & Cash Equivalents $ 12,313 $ 9,899 24.4% Securites & Restricted Stocks 356,166 439,829 -19.0% Net Loans 855,041 770,091 11.0% Premises & Equipment, Net 19,807 17,994 10.1% Other Assets 67,320 59,274 13.6% Total Assets $ 1,310,647 $ 1,297,087 1.0% Non-Interest Bearing Deposits $ 229,621 $ 241,600 -5.0% Interest-Bearing Deposits 718,294 803,877 -10.6% Total Deposits 947,915 1,045,477 -9.3% Borrowings 204,907 87,331 134.6% Subordinated Debentures 25,000 25,000 0.0% Other Liabilities 7,799 5,724 36.3% Stockholders' Equity 125,026 133,555 -6.4% Liabilities and Stockholders' Equity $ 1,310,647 $ 1,297,087 1.0% Balance Sheet Unaudited (amounts in thousands) For further financial details, see March 31, 2023 10Q filing

3 Months Ended March 31, 2023 3 Months Ended March 31, 2022 % Change Net Interest Income $ 7,804 $ 9,456 -17.5% Plus Non-Interest Income 1,452 1,389 4.5% Equals Operating Revenue 9,256 10,845 -14.7% Less Loan Loss Provision - 219 -100.0% Less Non-Interest Expense 7,753 6,516 19.0% Equals Pre-Tax Income 1,503 4,110 -63.4% Less Income Tax Expense 146 567 -74.3% Equals Net Income $ 1,357 $ 3,543 -61.7% Earnings Per Share $ 0.23 $ 0.60 -61.7% Return on Assets 0.41% 1.07% -61.7% Return on Equity 3.56% 9.88% -64.0% Dividends per Share $ 0.28 $ 0.28 0.0% Unaudited Income Statement (amounts in thousands)

FKC’s Franchise Value ➢ History of solid investor returns ➢ Dividend Yield of 5.52% at 12/31/2022 & 5.67% at 3/31/2023 ➢ Historically strong capital position ➢ Investor-focused dividend policy ➢ Consistent financial performance ➢ Efficiency Ratio of 58.79% at 12/31/2022 & 81.45% at 3/31/2023 ➢ Community focused banking strategies ➢ Economic diversity – servicing four distinct markets ➢ Strong experienced management team and over 200 dedicated employees ➢ Our shareholders

Elaine A. Woodland This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. President and CEO

Making Connections, Corporate Culture and Commitment ➢First Keystone Community Bank remains committed to connecting with our communities, each other, and building a culture that benefits our employees, customers, and shareholders. ➢We continued our focus in 2022 on increasing revenue from core operating functions, improving efficiency, and reducing operating expenses. We did this in tandem with providing quality banking services to the communities we serve.

2020 and 2021 were Extraordinary Times (COVID 19) ➢ FKCB overcame challenges during the Pandemic by continuing to do what true community banks do best – we took care of our customers ➢ Provided more than 800 SBA PPP loans resulting in $32 million put back into local communities to keep businesses running and ensure that their employees were paid ➢ Assisted PPP loan customers to obtain loan forgiveness through the SBA program and FKCB recognized related fee income

2022 ➢Federal Reserve increased interest rates 7 times for a total of 4.25%, from March through December ➢Interest Expense increased by $3,765,000 primarily due to interest paid to depositors and increased interest paid on short term borrowings through FHLB ➢Increased interest rates affected the residential mortgage portfolio – fewer loans originated and sold in 2022 compared to 2021. ➢PPP program was subsequently discontinued by SBA and as a result FKCB recognized a $1,224,000 decrease in fee income in 2022 compared to 2021

2022 “Control What you can Control” ➢Controlled non-interest expense ➢Total non-interest expense was 2.04% of Average Assets in 2022 ➢FKC is among the leaders in peer financial institution categories controlling non-interest expense ( i.e., operational efficiency)

Commitment to Community First Keystone Community Bank is YOUR community bank ➢ We are passionate about giving generously to the communities we serve, in both corporate and individual employee donations. ➢ Throughout the year, our employees donated $9,500 of their own funds during Denim Days, supporting various non-profit agencies throughout our markets. ➢ In addition to monetary donations, our employees donated more than 2,300 hours in volunteer work ➢ Our employees continue to think not only of the Bank, themselves and their families, but others in our communities. We are so proud of our employees!

Commitment to Community

Commitment to Community ➢ In addition to the employee donations, FKCB provided Sponsorships and Donations to various schools and non-profit agencies throughout our communities. ➢ Examples include various fundraising walks and events, arts and food festivals, YMCAs, little leagues and school sports teams, holiday events, economic groups, and United Way. We also supported education through EITC donations. ➢ Total support in 2022: $226,000 to more than 200 non-profits

Education and Recognition ➢ We believe in employee development and support their education via in-house and externally-provided webinars on many pertinent subjects such as cyber-security, compliance and regulatory topics and professional development. ➢ We support and encourage attendance at a wide variety of seminars and schools ➢ PA Bankers Advanced School of Banking 2022 Graduates: ➢ Amanda Jarski, Vice President/ Asst. Compliance Officer ➢ In addition to her diploma, Amanda received the prestigious Dr. Philip O. Benham, Jr. Achievement Award for achieving the highest academic achievements and exhibiting exemplary leadership qualities throughout the three-year school. ➢ Thomas J. McGrath III, Vice President/ Commercial Loan Officer ➢ Tom’s team won the Bank Simulation contest

Education and Recognition ABA Stonier Graduate School of Banking with Wharton Leadership Certificate ➢ Christopher Zlobik, Sr. Vice President/ Chief Banking Officer Columbia Montour Chamber of Commerce Leadership Central Penn ➢ Tiffany Bienkowski, Asst Vice President/ Commercial Services Officer ➢ Chris Matthews, Officer/ Commercial Services Officer

Name/Title	Overall Banking Experience	Number of years with First Keystone Community Bank	Prior Positions held at First Keystone Community Bank	Prior Experience
Elaine A. Woodland **President and CEO**	42 years	30 years	Teller, CSR, Acctg. Clerk, Commercial Loan Officer, Director of Lending, Chief Operating Officer	Credit Analyst, Credit Department Manager, Commercial Lender
Diane C.A. Rosler **Sr. VP, CFO, Cashier**	32 years	32 years	Purchasing Agent, Acctg. Manager, Primary Financial Officer	Has worked her entire career at First Keystone Community Bank
Mark J. McDonald **Sr. VP, Chief Credit Officer**	37 years	17 ½ years	Commercial Services Officer, Credit Admin. Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt. Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
Jonathan Littlewood **Sr. VP, Chief Lending Officer**	20 years	15 years	Business Deposit Specialist, Commercial Loan Officer	Worked for M&T for 5 years as a CSR
Chris Zlobik **Sr. VP, Chief Banking Officer**	12 years	12 years	Deposit Operations Officer, Computer Applications Analyst, Asst IT Manager	Served in the Navy 1992-1994, worked in other industries and started his banking career in Nov 2010
June George **Sr. VP, Branch Administrator**	37 years	26 years	Consumer Loan Underwriter, Regional Manager (PCB)	Pocono Community Bank Branch Manager, Mellon Bank CSR, Asst Branch Manager
Kevin Krieger **VP, Compliance Officer and CRA Officer**	44 years Full Time plus 2 years Part Time	15 years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer, Microfilm Clerk (PT)
Rebecca A. Hooper **VP, Sr. Trust Officer**	20 years	20 years	Trust Clerk, Trust Admin., Asst. Trust Officer, Trust Officer	Has worked her entire career at First Keystone Community Bank
David Warho, CISO VP	7 years	7 years	Interim IT Manager/ISO, Technology Systems Engineer	Tech Support Specialist, Network Operation Center Operator. Holds several degrees, Credentials and Certifications including Masters Degree of Science Cybersecurity and Information Assurance ; CISSP, CHFI, CEH, etc.

Depth of Bench We are proud to have an additional 18 employees with us for more than 30 years! 50+ years: Linda Yerges – HR Consultant 40+ years: Donna Keefer, Sherri Sitler, Brenda Grasley, Susan Slusser, Tina Gray 30+ years: Bonnie Nevel, Alisha Kishbaugh, Lee Hess, Cheryl Wynings, Tina Roth, Diane Rosler, Jodi Alley, Fran Seward, Kim Shiner, Cindy Shultz, Sandy Cole, Pam Wolford AND, and additional 17 employees for more than 20 years!

Recognition and Appreciation for Years of Service Robert E. Bull Retired from Boards of Directors Effective April 1, 2022 First Keystone Corporation Chairman of the Board ~ July 5, 1983 – May 5, 2017 Director of the Board ~ July 5, 1983 – April 1, 2022 First Keystone Community Bank Chairman of the Board – February 17, 1981 – May 5, 2017 Director of the Board ~ October 16, 1956 – April 1, 2022

What else sets us apart? ➢ First Keystone Community Bank is an FDIC Insured community bank ➢ The FDIC is an independent agency of the U.S. government that protects bank depositors against the loss of their insured deposits in the event that an FDIC-insured bank or saving association fails. ➢ According to the FDIC – “Since 1933, no depositor has ever lost a penny of their FDIC-insured funds” ➢ All insured financial institutions must display signs in a prominent location indicating their status as an FDIC –insured bank ➢ The FDIC has an Electronic Deposit Insurance Calculator (EDIE) available on their website to help depositors determine how much of their deposits are FDIC insured ➢ FKCB’s uninsured deposit ratio as of December 2022 is low compared to our Peers. ➢ For more information regarding FDIC insurance, visit www.fdic.gov, or call FKCB at 570-752-3671.

What sets us apart? ➢Relationship-based business model committed to building long-term trust with our customers ➢Well positioned to serve our customers and our communities – for nearly 159 years ➢Diversified loan and deposit portfolios ➢Local decision making ➢We live and work in your community ➢You have access to our experienced team

What sets us apart? ➢ Our risk management processes result in strong capital comparing well to our peers ➢ Our strategic plan prioritizes safety and soundness, profitability and growth – in that order ➢ Adhere to established banking practices “Yesterday’s Traditions…” ➢ Our loan portfolio consists of consumers, and small businesses in diverse industries, in our market area ➢ Columbia, Luzerne, Monroe, Northampton, Montour, Union and Snyder counties

Looking to the Future ➢ Branch Network Relocation and Expansion: ➢ 55 Briar Creek Plaza, Berwick PA ➢ Briar Creek Office relocated from and in-store branch in Giant Supermarket, Briar Creek Plaza ➢ Standalone storefront with expanded teller lines and dedicated customer service offices ➢ Same convenient operating hours: 10am-6pm Monday through Friday, 8am- 2pm Saturday & Sunday ➢ New location is right next door to our former location and includes 24- hour ATM access ➢ 1503 Linden Street, Bethlehem PA ➢ Relocated our Loan Production office from a leasehold location at 559 Main Street Bethlehem to our own building ➢ Full-service branch including traditional teller line, Customer Service Rep, Branch Manager, drive up teller lanes, drive-up ATM and night depository, Trust & Financial Services, and of course our Commercial Loan officers and support staff ➢ Opened March 30, 2023 ➢ Grand Opening Celebration: May 10, 2023

1503 Linden Street, Bethlehem PA

Looking to the Future Electronic Banking ➢ Services available now: ➢ 24/7 phone support for issues with debit cards ➢ Ability to self-manage debit card controls and track spending through our mobile app ➢ Block/Unblock point of sale and ATM transactions, report lost or stolen cards, set Transaction Amount, Location, or Merchant limits ➢ Mobile Remote Deposit Capture ➢ Online Banking ➢ E-Statements ➢ Online Account Opening ➢ See IT package

Looking to the Future Tomorrow’s Vision….. ➢ Coming Fall 2023: ➢ Improved online banking experience ➢ Mobile Remote Deposit Capture, Business Mobile Remote Capture ➢ Financial Wellness and Budgeting Suite ➢ SavvyMoney Credit Score and Credit Education Suite ➢ Zelle ➢ Business Positive Pay

Looking to the Future ➢ First Keystone Corporation and First Keystone Community Bank are at an inflection point in our history. ➢ After successfully navigating the prior financial crisis (2008-2010) and the Covid-19 pandemic, FKCB and many other community banks face the challenge of an uncertain future with changing demographics in its market areas, an evolving financial institutions landscape, economic unpredictability, and geopolitical volatility. ➢ The Board and Management believe that the Bank’s strengths of a sound financial position, a strong and dedicated management team, and quality customers and shareholders have permitted it to meet prior challenges and will provide the foundation upon which to evolve its business model that is paramount to retaining its competitive advantage as an independent community financial services company.

Looking to the Future ➢ Our goal is to evolve without losing the values that have made the Bank successful. ➢ Profitability and growth are primary and competing goals. Driving efficiencies throughout the Bank, though important, will be weighed against the ongoing strong needs to invest and enhance risk management and make investments in management to have the “right people” in the “right seats” on “the bus,” to drive long-term sustainable profitability. ➢ We believe that simultaneous tracts of growth, product and service enhancement, optimization and growth of branch network, staff recruitment, training and compensation are keys to future performance.

Keys to our Success are expressed in our Mission Statement First Keystone Corporation and First Keystone Community Bank will be the independent financial services provider of choice to its customers and communities that it serves by providing quality, cost effective, customer focused financial services and products through our dedicated bankers and technology. By doing so, we will enhance our value to our shareholders through sustainable profits and dividends. First Keystone Corporation and First Keystone Community Bank recognize and value the contribution of our employees. To them, we pledge to provide opportunity for a high level of job satisfaction and an equitable exchange for their services.

Commitment to You ➢ For nearly 159 years, we have been committed to listening to our customers’ needs ➢ That commitment remains true today, and will remain into the future ➢ Our role as bankers is more important now than ever as we strive to provide financial access, support and guidance ➢ We recently launched our “Your Community. Your Journey. Your Bank” campaign. We will help you with a full range of products and services no matter where you are in life.

Commitment to You The Board of Directors, management and the entire staff are firmly focused on increasing value for our customers, our communities and our shareholders. Thank you for your confidence and continued support of First Keystone Corporation.

Thank you for attending our May 4th, 2023 Annual Shareholders’ Meeting!